UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 25, 2025

OneStream, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-42187	87-3199478
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

191 N. Chester Street
Birmingham, Michigan		48009
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (248) 650-1490

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	OS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On December 2, 2025, OneStream, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) with the Securities and Exchange Commission (the “SEC”) reporting, among other things, the appointment of Scott Leshinski as president effective as of January 1, 2026 (the “Effective Date”). The Company is filing this Amendment No. 1 to the Original Form 8-K (this “Amendment”) to disclose details of Mr. Leshinski’s compensation arrangement that were not determined at the time of the filing of the Original Form 8-K.

Except as expressly set forth herein, this Amendment does not amend the Original Form 8-K in any way and does not modify or update any other disclosures contained in the Original Form 8-K. This Amendment supplements the Original Form 8-K and should be read in conjunction with the Original Form 8-K.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 30, 2025, the compensation, nominating and governance committee of the Company’s board of directors (the “Board”) approved the following cash compensation arrangements with Mr. Leshinski as of the Effective Date: (i) an increase in annual base salary from $425,000 to $500,000; and (ii) a target bonus under the Company’s annual cash incentive compensation plan at 75% of Mr. Leshinski’s annual base salary. As previously disclosed in the Original Form 8-K, in connection with his appointment as president, Mr. Leshinski also became eligible to receive Tier 2 level of severance benefits (as defined in the Company’s Executive Change in Control and Severance Policy, which was filed as Exhibit 10.13 to the Company’s Registration Statement on Form S-1 filed with the SEC on June 28, 2024).

Additionally, on and effective as of January 1, 2026, the Board approved a one-time restricted stock unit (“RSU”) award to Mr. Leshinski with a grant date fair value of approximately $2,750,000 that will vest as to 1/16th of the underlying shares of the Company’s Class A common stock on a quarterly basis following the grant date, subject to Mr. Leshinski’s continued service with the Company through each such vesting date. The actual number of RSUs issued to Mr. Leshinski pursuant to this award will be determined pursuant to the formula approved by the Board. The RSU award to Mr. Leshinski was granted under the Company’s 2024 Equity Incentive Plan and the form of award agreement thereunder. For fiscal 2026, Mr. Leshinski will also be eligible to receive a standard annual RSU award, the value of which shall be determined by the Board, in connection with the annual Company equity grants.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONESTREAM, INC.

Date:	January 2, 2026	By:	/s/ Holly Koczot
Holly Koczot Chief Legal Officer, General Counsel and Secretary